EXHIBIT 32.1
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

      In connection with the Quarterly Report of Azur International, Inc. (the "Company") on Form 10-QSB for the quarter ended March 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Donald H. Goree, Chairman of the Board, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 except that certain financial statements for the three months ended March 31, 2001 are not included therein because the Company does not have the financial records to prepare them; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: October 12, 2005                              By:/s/ Donald H. Goree
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                                                        Donald H. Goree
                                                        Chief Executive Officer,
                                                        Chairman of the Board